Prospectus Supplement

January 14, 2013

For the following funds with effective prospectuses dated February 1, 2012 – December 1, 2012

AMCAP Fund®
American Balanced Fund®
American Funds Money Market Fund®
American Funds Mortgage Fund®
American Funds Short-Term Tax-Exempt Bond Fund®
American Funds Tax-Exempt Fund of New York®
American High-Income Municipal Bond Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Capital World Growth and Income Fund,® Inc.
EuroPacific Growth Fund®
Fundamental InvestorsSM
The Growth Fund of America,® Inc.
The Income Fund of America®
Intermediate Bond Fund of America®
International Growth and Income FundSM
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of America®
The New Economy Fund®
New Perspective Fund®
Short-Term Bond Fund of America®
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities Fund®
Washington Mutual Investors FundSM

The following paragraph is deleted from the "How to sell shares" section of the prospectus under the heading "Frequent trading of fund shares."

The fund’s purchase blocking policy is temporarily suspended. Please see americanfunds.com for more information on the suspension. Although the policy is suspended, the fund and American Funds Distributors will continue to restrict frequent trading of fund shares or other potentially abusive trading as described in this prospectus.

Keep this supplement with your prospectus.
MFGEBS-060-0113P  Printed in USA  CGD/AFD/10039-S35704